                                                                    EXHIBIT 10.3



                                US Unwired Inc.
                                      1999
                             Equity Incentive Plan

                                US Unwired Inc.
                             Equity Incentive Plan



     1. Definitions. The terms defined in this Section 1 or elsewhere in the Plan shall, for all purposes of this Plan, have the meanings herein specified:

          1.1 "Affiliate" means, with respect to an entity, a person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such entity.

          1.2  "Applicable Percentage" shall have the meaning provided in
     Section 12.11(a)(iii)b.

          1.3 "Approval Date" shall have the meaning provided in Section 12.11(a)(ii).

          1.4 "Base Price" shall mean the price established at the time of grant of an SAR or an LSAR from which the appreciation of a share of Stock between the date of grant and exercise will be calculated.

          1.5 "Board" shall mean the Board of Directors of the Company, acting as such.

          1.6 "Business Combination" shall have the meaning provided in Section 12.11(a)(iii).

          1.7 "Cause" shall mean, with respect to any particular Employee, (i) the material and willful failure of such Employee to perform duties assigned to him if such failure is not waived by the Company or cured by such Employee within 30 days after the Company expressly notified the Employee in writing of the basis for the Company's claim that the Employee has materially and willfully failed to perform his duties, (ii) the Employee is found guilty of fraud, theft, embezzlement or the misappropriation of funds or is convicted of any felony crime, (iii) a violation of the Company's policy manual, as amended from time to time (the "Policy Manual"), which is a grounds for termination of employment or (iv) termination pursuant to a provision of the Policy Manual.

          1.8 "Change of Control" shall have the meaning provided in section 12.11(a).

          1.9  "Change of Control Value" shall have the meaning provided in
     Section 12.11(d).

          1.10 "Code" shall mean the Internal Revenue Code of 1986, as amended.

          1.11 "Committee" shall mean the committee of the Board authorized to administer the Plan. Until such time as the Board has designated a committee to administer the Plan, references herein to the "Committee" shall be deemed to mean the "Board."

          1.12 "Company" shall mean US Unwired Inc., a Louisiana corporation, and its Subsidiaries.

          1.13 "Consultant" shall mean any person who is engaged by the Company or a Subsidiary to render consulting services and is compensated for such consulting services.

          1.14 "Employee" or "Employees" shall mean key persons (including officers and directors) employed by the Company, or a Subsidiary thereof, on a full-time basis and who are compensated for such employment by a regular salary.

          1.15 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          1.16 "Exercise Date" shall mean the date USU receives written notice of exercise of an exercisable option, SAR or LSAR.

          1.17 "Exercise Price" shall mean the price to be paid for the shares of Stock being purchased pursuant to a stock option agreement.

          1.18  "Fair Market Value" shall mean the price determined as follows:
     (a) if the Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of Stock on such exchange or quotation system on the applicable date, or if no sale of the Stock shall have been made on that day, on the next preceding day on which there was a sale of the Stock; (b) if the Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the applicable date, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (c) if the Stock is not regularly quoted, the fair market value of the Stock on the applicable date as established by the Committee in good faith.

          1.19 "Incentive Agreement" shall mean the written agreement between the Company and participant confirming the award and setting forth the terms and conditions of the Incentive.

          1.20 "Incentives" shall mean non-qualified Stock options, incentive Stock options, SARs, LSARs, restricted Stock, Stock awards and performance Stock.

          1.21  "Incumbent Board" shall have the meaning provided in Section
     12.11 (a)(ii).

          1.22 "LSAR" shall mean a limited stock appreciation right, which is a right to receive cash with respect to Stock subject to an option in lieu of exercising such option upon a Change of Control of the Company as described in Section 8 hereof.

          1.23  "USU" shall mean US Unwired Inc., a Louisiana corporation.

          1.24  "Plan" shall mean the US Unwired Inc. 1999 Equity Incentive
     Plan.

          1.25 "Pyramid" shall mean the method of paying the Exercise Price in a number of successive steps using Stock received upon the exercise of other Stock options. The Optionee begins by paying the exercise price of an option to purchase a small number of shares of Stock in cash or Stock. Upon receipt of the option Stock, the Optionee delivers those same shares of Stock back to USU to pay the exercise price of additional options. This process continues with Stock received upon exercise being delivered back to USU in successive steps until all options desired to be exercised have been exercised.

          1.26  "Restricted Period" shall have the meaning provided in
      Section 9.2.

          1.27 "Subsidiary" shall mean any corporation in which USU owns, directly or indirectly through Subsidiaries, at least 50% of the total combined voting power.

          1.28  "Tax Date" shall have the meaning provided in Section 12.7.

          1.29  "SAR" shall mean a Stock appreciation right as described in
     Section 8 hereof.

          1.30 "Stock" shall mean Class A common stock of the Company representing an equity ownership interest in the Company with one vote per share, except as this definition may be modified as provided in Section
     12.5 hereof

     2. Purpose. The purpose of this Plan is to increase stockholder value and to advance the interests of USU and its Subsidiaries by furnishing a variety of economic incentives designed to attract, retain and motivate key Employees, officers, directors and Consultants and to strengthen the mutuality of interests between such Employees, officers, directors and Consultants and USU's stockholders. Incentives may consist of opportunities to purchase or receive Stock, monetary payments related thereto or both, through options, Stock appreciation rights, Stock awards, restricted Stock and performance Stock awards on terms determined under the Plan.

     3.   Administration.

          3.1 Composition. Prior to the registration of the Stock under the Exchange Act, the Plan shall be administered by the Board of Directors of USU or by any committee of the Board of Directors to which the Board may delegate the function. After registration of the Stock under the Exchange Act, the Plan shall be administered by the compensation committee of the Board of Directors of USU, the members of which shall qualify to administer the Plan under applicable laws and regulations.

          3.2 Authority. The Committee shall have plenary authority to award Incentives under the Plan, to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, to enter into agreements with participants as to the terms of the Incentives (the "Incentive Agreements") and to make any other determination that it believes necessary or advisable for the proper administration of the Plan. Its decisions in matters relating to the Plan shall be final and conclusive on the Company and participants. The Committee may delegate its authority hereunder to the extent provided in Section 4 hereof.

     4. Eligible Participants. Employees of the Company, officers, directors and Consultants shall be eligible to receive Incentives under the Plan when designated by the Committee. Employees, officers, directors and Consultants may be designated individually or by groups or categories, as the Committee deems appropriate. With respect to participants not subject to Section 16 of the Exchange Act, the Committee may delegate to an officer of the Company its authority to designate participants, to determine the size and type of Incentive to be received by those participants and to determine or modify performance objectives for those participants.

     5. Types of Incentives. Incentives may be granted under the Plan in any of the following forms, either individually or in combination: (a) incentive Stock options and nonqualified Stock options; (b) Stock appreciation rights; (c) limited Stock appreciation rights; (d) Stock awards; (e) restricted Stock and
(f) performance Stock.

     6.  Stock Subject to the Plan.

          6.1 Number of Stock. Subject to adjustment as provided in Section 12.5, a total of 2,300,000 shares of Stock are authorized to be issued under the Plan. In the event that a Stock option, LSAR or performance Stock granted hereunder expires or is terminated or canceled prior to exercise or payment, any shares of Stock that were issuable under such Incentives may again be issued under the Plan. If Stock is issued as restricted Stock or pursuant to a Stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired Stock may again be issued under the Plan. Incentives that are paid in cash are not counted against the limitations provided in this Section 6.1.

          6.2 Cancellation. The Committee may also determine to cancel, and agree to the cancellation of, options in order to make a participant eligible for the grant of an option at a lower price or the grant of another Incentive.

          6.3 Type of Stock. Stock issued under the Plan may be authorized and unissued Stock or issued Stock held as treasury Stock.

     7. Stock Options. A Stock option is a right to purchase shares of Stock from USU. Each Stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

          7.1 Price. The exercise price per Stock shall be determined by the Committee, subject to adjustment under Section 12.5.

          7.2 Number. The number of shares of Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in
     Section 12.5.

          7.3 Duration and Time for Exercise. The term of each Stock option shall be determined by the Committee. Each Stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any Stock option.

          7.4 Repurchase. Upon approval of the Committee, the Company may repurchase a previously granted Stock option from a participant by mutual agreement before such option has been exercised by payment to the participant of the amount per share of Stock by which the Fair Market Value of the Stock subject to the option on the date of purchase exceeds the exercise price, or on such other terms as may be provided in the Incentive Agreement.

          7.5 Manner of Exercise. An option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Stock to be purchased. The exercise notice shall be accompanied by payment of the full exercise price. The exercise price shall be payable in United States dollars and may be paid (a) by cash or check; (b) by delivery of Stock held by the optionee for at least six months, which shares of Stock shall be valued for this purpose at their Fair Market Value on the date such option is exercised; (c) if permitted by the Committee in the Incentive Agreement or otherwise, by delivery of Stock that have not been held for six months including the use of the Pyramid method of exercise; (d) if the Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, by delivery of a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company (with a copy to the Company) to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price; or (e) in such other manner as may be authorized from time to time by the Committee. In the case of delivery of an uncertified check upon exercise of an option, no Stock shall be issued until the check has been paid in full. Prior to the issuance of Stock upon the exercise of an option, a participant shall have no rights as a Stockholder.

          7.6 Incentive Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of options that are intended to qualify as incentive options (as such term is defined in Section 422 of the Code):

               (a) Any incentive option Agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as incentive options.

               (b) All incentive options must be granted within ten years from the date on which this Plan is adopted by the Board of Directors.

               (c) Unless sooner exercised, all incentive options shall expire no later than ten years after the date of grant.

               (d) The Exercise Price for incentive options shall be not less than the Fair Market Value of the Shares subject to the option on the date of grant.

               (e) No incentive options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) interests possessing more than 10% of the total combined voting power of all classes of equity interests of the employer corporation or of its parent or subsidiary corporation.


     8. Stock Appreciation Rights and Limited Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 8.4(a). A LSAR is a right to receive, without payment to the Company, cash in an amount determined pursuant to the formula set forth in Section 8.4(b) upon a Change of Control of the Company. A SAR or LSAR may be granted (a) in tandem with any option granted under the Plan, either concurrently with the grant of such option or at such later time as determined by the Committee (as to all or any portion of the Stock subject to the option), or (b) separately, without reference to any related option. Each SAR and LSAR granted by the Committee under the Plan shall be subject to the following terms and conditions:

          8.1 Number and Base Price. Each SAR and LSAR granted to any participant shall relate to such number of shares of Stock as shall be determined by the Committee, subject to adjustment as provided in Section
     12.5. In the case of a SAR or LSAR granted in tandem with an option, the number of shares of Stock to which the SAR or LSAR pertains shall be reduced in the same proportion that the holder of the option exercises the related option. The Committee shall determine the Base Price for each SAR or LSAR. If a SAR or LSAR is granted in tandem with an option, the Base Price shall be equal to the Exercise Price.

         8.2 Duration and Exercisability. The term of each SAR and LSAR shall be determined by the Committee. Each SAR shall become exercisable at such time or times, to such extent and upon such conditions as shall be determined by the Committee. Each LSAR shall become exercisable upon the earlier of a Change of Control of the Company or immediately prior to the closing of a transaction that will result in a Change of Control of the Company if consummated. Notwithstanding the foregoing, the Committee may in its discretion accelerate the exercisability of any SAR or LSAR. The Committee shall also determine whether the SAR is payable in cash, Stock or a combination thereof.

          8.3 Exercise Procedure. A SAR or LSAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs or LSARs that the holder wishes to exercise. The Company shall, within 30 days of an Exercise Date, deliver to the exercising holder certificates for the Stock or cash or both to which the holder is entitled pursuant to Section 8.4.

          8.4  Payment.

               (a)  SARS.

                    (i) The number of shares of Stock that shall be issuable
               upon the exercise of a SAR payable partly or wholly in Stock shall be determined by dividing:

                         1. the product of (1) the number of shares of Stock as to which the SAR is exercised, multiplied by (2) the amount by which the Fair Market Value or of a share of Stock on the Exercise Date exceeds the Base Price of the SAR; by

                         2. the Fair Market Value of a share of Stock on the Exercise Date.

                    No fractional share of Stock shall be issued upon the exercise of a SAR; instead, the holder of a SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Stock on the Exercise Date or to purchase the portion necessary to make a whole share of Stock at its Fair Market Value on the Exercise Date.

                    (ii) The cash payment that shall be made upon the exercise of a SAR payable partly or wholly in cash shall be equal to the amount by which the Fair Market Value on the Exercise Date of a share of Stock exceeds the Base Price of the SAR, which amount is then multiplied by the number of shares of Stock with respect to which the SAR is exercised.

               (b) LSARs. Upon exercise of a LSAR, the participant shall receive a cash payment equal to the amount by which the per share Change of Control Value on the Exercise Date exceeds the Base Price, which amount is then multiplied by the number of shares of Stock with respect to which the LSAR is exercised.

    9.    Restricted Stock.

          9.1 Grant of Restricted Stock. An award of restricted Stock is an issuance of shares of Stock that may be subject to the attainment of specified performance goals or targets, restrictions on transfer, forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan.

          9.2 Award and Delivery of Restricted Stock. At the time an award of restricted Stock is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such an award. Each award of restricted Stock may have a different Restricted Period. The Committee may, in its sole discretion, prescribe conditions for the termination of the Restricted Period upon death, disability, retirement or other termination of employment or service or upon the satisfaction of other conditions with respect to all or any portion of the shares of restricted Stock. Unless otherwise provided in the Incentive Agreement, the Committee shall have the power to accelerate provided the expiration of the Restricted Period with respect to all or any part of the Stock awarded to a participant and the expiration of the Restricted Period shall automatically occur under the conditions described in Section 12.11 hereof

          9.3 Escrow. In order to enforce the restrictions imposed by the Committee pursuant to this Section 9, the participant receiving restricted Stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Certificates representing restricted Stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

          The transferability of this certificate and the Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the US Unwired Inc. Equity Incentive Plan (the "Plan"), and an Agreement entered into between the registered owner and US Unwired Inc. Copies of the Plan and the Agreement are on file at the principal office of the Company.

          9.4 Dividends on Restricted Stock. Any and all cash and Stock dividends paid with respect to the restricted Stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, determine.


          9.5 Forfeiture. Upon the forfeiture of any restricted Stock (including any additional restricted Stock that may result from the reinvestment of cash and Stock dividends in accordance with such rules as the Committee may establish pursuant to Section 9.4), such forfeited Stock shall be surrendered. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions with respect to any additional Stock received pursuant to Section 12.5 due to a recapitalization, merger or other change in capitalization.

          9.6 Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in Section 9.2 and in the restricted Stock Agreement, the restrictions applicable to the restricted Stock shall lapse and a certificate for the number of shares of Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the participant or the participant's estate, as the case may be.

          9.7 Rights as a Stockholder. Subject to the terms and conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed by the Committee, each participant receiving restricted Stock shall have all the rights of a stockholder with respect to Stock during any period in which such shares of Stock are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such Stock. Unless otherwise restricted by the Committee, dividends paid on Stock, in cash or property, other than Stock, shall be paid to the participant currently.

     10. Stock Awards. A Stock award consists of the transfer by the Company to a participant of Stock, without other payment therefor, as additional compensation for services to the Company. The number of shares of Stock to be transferred by the Company to a participant pursuant to a Stock award shall be determined by the Committee.

     11. Performance Stock. A performance Stock consists of an award that may be paid in Stock or in cash, as described below. The award of performance Stock shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

          11.1 Performance Objectives. Each performance Stock will be subject to performance objectives for USU or one of its Subsidiaries or divisions to be achieved by the end of a specified period. The number of shares of performance Stock awarded shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid (a) a number of shares of Stock equal to the number of shares of performance Stock initially granted to that participant; (b) a cash payment equal to the Fair Market Value of such number of shares of Stock on the date the performance objectives are met or such other date as may be provided by the Committee or (c) a combination of Stock and cash, as may be provided by the Committee. If such objectives are not met, each award of performance Stock may provide for lesser payments in accordance with the established formula.

          11.2 Not a Stockholder. The award of performance Stock to a participant shall not create any rights in such participant as a stockholder of the Company until the payment of Stock with respect to an award.

          11.3 Dividend Equivalent Payments. A performance Stock award may be granted by the Committee in conjunction with dividend equivalent payment rights or other such rights. If so granted, such amounts shall be paid currently in cash or an adjustment shall be made in performance Stock awarded on account of cash dividends that may be paid or other rights that may be issued to the holders of Stock prior to the end of any period for which performance objectives were established.

     12.  General.

          12.1 Duration. Subject to earlier termination under Section 12.10, the Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on Stock in connection with their issuance under the Plan have lapsed. No termination of the Plan by the Board of Directors may materially impair the rights of a participant without the consent of the participant.

          12.2 Non-transferability of Incentives. No option, SAR, LSAR or performance Stock may be transferred, pledged or assigned by the holder thereof (except in the event of the holder's death, by will or the laws of descent and distribution) and the Company shall not be required to recognize any attempted assignment of such Incentive by any participant. During a participant's lifetime, an Incentive may be exercised only by him or by his guardian or legal representative. Restricted Stock may only be transferred, pledged or assigned following termination of the Restricted Period and the transfer of all Stock may be subject to the additional conditions provided in Section 12.4 or the applicable Incentive Agreement.

          12.3 Effect of Termination of Employment. If a participant ceases to be an Employee, officer, director or Consultant of the Company for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee in the Incentive Agreement.

          12.4 Additional Condition. Anything in this Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any share of Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of any share of Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of Stock pursuant thereto, or the removal of any restrictions imposed on such Stock, such Incentive shall not be awarded or such Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

          12.5 Adjustment. In the event of any recapitalization, reclassification, Stock dividend, Stock split, combination of Stock or other similar change in the Stock, the number of shares of Stock issuable or issued under the Plan, including Stock subject to restrictions, options or achievement of performance objectives, shall be adjusted in proportion to the change in the number of outstanding shares of Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

          12.6 Incentive Agreements. Except in the case of Stock awards, the terms of each Incentive shall be stated in an Agreement approved by the Committee. Notwithstanding anything to the contrary contained in the Plan, the Company is under no obligation to grant an Incentive to a participant or continue an Incentive in force unless the participant executes all appropriate agreements with respect to such Incentives in such form as the Committee may determine from time to time.

          12.7  Withholding.

               (1) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time that a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the issuance of Stock, the lapse of restrictions on Stock or the exercise of an option or SAR under the Plan, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold Stock having a value equal to the amount required to be withheld. The value of the Stock to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date"). Each Election must be made prior to the Tax Date. If a participant makes an election under Section 83(b) of the Code with respect to restricted Stock, Election is not permitted to be made.

               (2) A participant may also satisfy his or her total tax liability related to the Incentive by delivering Stock owned by the participant. The value of the Stock delivered shall be based on the Fair Market Value of the Stock on the Tax Date.

          12.8 No Continued Employment. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company or to continue to serve as a director for any period of time or to any right to continue his or her present or any other rate of compensation.

          12.9 Deferral Permitted. Payment of cash or distribution of any Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive Agreement. Payment may be deferred at the option of the participant if provided the Incentive Agreement.

          12.10 Amendment or Termination of the Plan. The Board may amend or terminate the Plan at any time, provided, however, that certain amendments may require stockholder approval if deemed necessary by the Board to satisfy applicable tax or regulatory requirements.

          12.11 Change of Control.

                (a)  A Change of Control shall mean:

                    (i) the acquisition by any individual, entity or group
                (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of the voting power of the Company except

                         a. any acquisition of Stock directly from USU or its Affiliates,

                         b.  any acquisition of Stock by USU or its Affiliates,

                          c. any acquisition of Stock by any employee benefit plan (or related trust) sponsored or maintained by USU or any of its Affiliates,

                          d. any acquisition of Stock by any entity pursuant to a transaction that complies with clauses (a), (b) and (c) of subsection (iii) of this Section 12.11(a); or

                    (ii) individuals who, as of the date this Plan was adopted by the Board (the "Approval Date"), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board provided, however, that any individual becoming a director subsequent to prove the Approval Date whose election, or nomination for election by USU's stockholders, was approved by a vote of the majority of the voting power of US Unwired Inc. or any of its Affiliates, or at least a majority of the directors then comprising the Incumbent Board, shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

                    (iii) consummation of any merger, consolidation, share
               exchange or similar reorganization involving USU, or any sale or other disposition of all or substantially all of the assets of USU (a "Business Combination"), in each case unless, following such Business Combination,

                          a. all or substantially all of the individuals and entities who were the beneficial owners of USUs voting securities entitled to vote generally in the election of directors immediately before such Business Combination have direct or indirect beneficial ownership of more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity surviving or resulting from such Business Combination (which, for purposes of this paragraph
                    (a) and paragraphs (b) and (c), shall include an entity which as a result of such transaction owns USU or all or substantially all of USU's assets either directly or through one or more subsidiaries), and

                          b. no person (excluding any entity surviving or resulting from such Business Combination or any employee benefit plan or related trust of USU or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, the Applicable Percentage or more of the then outstanding entity resulting from such Business Combination or the Applicable Percentage or more of the combined voting power of the then outstanding voting securities of such entity (where "Applicable Percentage" means the greater of 20% or the percentage of Stock held by the largest Stockholder of USU immediately prior to the Business Combination), and

                         c. at least a majority of the members of the board of directors of the entity surviving or resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                    (iv) approval by the stockholders of USU of a plan of
               complete liquidation or dissolution of USU.

               (b) Upon the earlier of a Change of Control, or immediately prior to the closing of a transaction that will result in a Change of Control if consummated, all outstanding options, SARs and LSARs granted pursuant to the Plan shall automatically become fully exercisable, all restrictions or limitations on any Incentives shall lapse and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by USU without the necessity of action by any person.

               (c) No later than 30 days after the approval by the Board of a Change of Control of the types described in Sections 12.11(a)(iii) and
          (iv) above, and no later than 30 days after a Change of Control of the type described in Sections 12.11(a)(1) and (11) above, the Committee (as the Committee was composed immediately prior to such Change of Control and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or Committee members), acting in its sole discretion without the consent or approval of any participant may act to effect one or more of the alternatives listed below and such act by the Committee may not be revoked or rescinded by persons not members of the Committee immediately prior to the Change of Control:

                    (i) require that all outstanding options and/or SARs be
               exercised on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised options and SARs shall terminate,

                    (ii) provide for mandatory conversion of some or all of the outstanding options and SARs held by some or all participants as of a date, before or after such Change of Control, specified by the Committee, in which event such options and SARs shall be deemed automatically canceled and USU shall pay, or cause to be paid, to each such participant an amount of cash equal to, or publicly traded securities of the surviving corporation in the Change of Control transaction with a value equal to, the excess, if any, of the Change of Control Value of the Stock subject to such option or SAR, as defined and calculated below, over the Exercise Price(s) of such options or SARS,

                    (iii) make such equitable adjustments to Incentives then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary), or

                    (iv) provide that thereafter upon any exercise of an option or SAR (each of which shall be fully exercisable pursuant to Section 12.11(b)) the participant shall be entitled to purchase under such option or SAR, in lieu of the number of shares of Stock then covered by such option or SAR, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the participant would have been entitled pursuant to the terms of the agreement providing for the merger, consolidation, asset sale, dissolution or other Change of Control of the type described in Sections 12.11(a)(iii) and (iv) of the Plan, if, immediately prior to such Change of Control, the participant had been the holder of record of the number of shares of Stock then covered by such options or SARS, provided, however, that the holder of LSARs may choose instead in his sole discretion to exercise his LSARs.

               (d) For the purposes of paragraph (ii) of Section 12.11(c) and the exercise of LSARS, "Change of Control Value" shall equal the amount determined by whichever of the following items is applicable:

                    (i) the per share of Stock price to be paid to Stockholders of USU in any such merger, consolidation or other reorganization,

                    (ii) the price per Stock offered to stockholders of USU in any tender offer or exchange offer whereby a Change of Control takes place,

                    (iii) in all other events, the Fair Market Value per share of Stock as of the date determined by the Committee to be the date of conversion of such options or SARs or the date of exercise of such LSARS, or

                    (iv) if the consideration offered to stockholders of USU in any transaction described in this Section 12.11(d) consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered that is other than cash.

          12.12 Loans. In order to assist a participant to acquire Stock pursuant to an Incentive granted under the Plan and to assist a participant to satisfy his tax liabilities arising in connection with such Incentive, the Committee may authorize, at either the time of the grant of the Incentive, at the time of the acquisition of Stock pursuant to the Incentive, or at the time of the lapse of restrictions on restricted Stock granted under the Plan, the extension of a loan, in compliance with Regulation G of the Federal Reserve Board, to the participant by the Company. The terms of any loans, including the interest rate, collateral and terms of repayment will be subject to the discretion of the Committee. The maximum credit available hereunder shall be the purchase price, if any, of the Stock acquired pursuant to the Incentive, plus the maximum tax liability that may be incurred in connection with the acquisition.



Adopted by the Board of Directors: September 27, 1999

Approved by the Stockholders:  September 27, 1999